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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MAY 19, 1998

                               PENFORD CORPORATION
               --------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                   WASHINGTON
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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               0-11488                           91-1221360
      ------------------------        --------------------------------
      (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATION NO.)

     777-108TH AVENUE N.E., SUITE 2390
          BELLEVUE, WASHINGTON                   98004-5193

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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (425) 462-6000
                                 ---------------


                        ---------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS

        On May 19, 1998, the Registrant issued a press release announcing that its Board of Directors has approved a plan to effect a tax-free spin-off to its shareholders of the Company's pharmaceuticals subsidiary, Penwest Pharmaceuticals Co. (PPC). The plan is subject to the satisfaction of certain conditions. The press release is filed as an exhibit to this report and is incorporated by reference herein.





ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(C) EXHIBITS

99.1    Press release dated May 19, 1998


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SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PENFORD CORPORATION

       May 19, 1998             By /s/ Jeffrey T. Cook
       ------------             ----------------------

            Date                Jeffrey T. Cook
                                Vice President, Finance and
                                    Chief Financial Officer